                                 CONSTRUCTION LOAN
AGREEMENT

     THIS AGREEMENT made and entered into as of the 26th day of November,1996 by and between ESC
II, L.P., a Washington limited partnership
(hereinafter called "BORROWER"), and GMAC
COMMERCIAL MORTGAGE CORPORATION, a California corporation (hereinafter called "LENDER").


WITNESSETH:

     WHEREAS, Borrower has obtained from Lender a Commitment (as hereinafter defined) for a Loan (as hereinafter defind); and

     WHEREAS, Borrower and Lender wish to enter into this Agreement in order to set forth the terms and conditions of the disbursement of the Loan to be made in accordance with the Commitment;

     NOW THEREFORE, in consideration of the mutual promises hereinafter contained and of other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:


ARTICLE 1.

1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings shown:

     (a) "Affidavit of Commencement of
Construction." As defined in subsection 4.1 (I).

     (b) "Affidavit of Completion." As defined in
Section 7.4.

     (c) "Architect." ROFDW Architects.

     (d) "Architects Certificate and Consent." The
Architects Certificate and Consent as provided for herein and in the form attached hereto as Exhibit
F.

     (e) "Assignment of Architect Contract and
Plans." The Assignment of Architect Contract and
Plans as provided for herein and in the form attached hereto as Exhibit E.

     (f) "Assignment of Construction Contract."
The Assignment of Construction Contract as provided for herein and in the form attached hereto as Exhibit C.
THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS
WHICH, AMONG OTHER MATTERS AND IN CERTAIN
CIRCUMSTANCES, INDEMNIFY LENDER AGAINST THE
CONSEQUENCES OF LENDER'S OWN NEGLIGENCE AND
AGAINST ANY STRICT LIABILITY IMPOSED ON LENDER

     (g) "Assignment of Engineering Contract and
Plans." The Assignment of Engineering Plans as provided for herein and in the form attached hereto as Exhibit G.

     (h) "Assignment of Leases and Rents." The
Assignment of Leases and Rents of even date herewith from Borrower to Lender covering certain leases described therein, providing a source of future payment of the Note.

     (i) "Borrower's Affidavit." An affidavit by a partner or officer of Borrower setting forth certain facts relating to the Premises, the Borrower and the Loan.

     (j) "Certificate of Non Foreign Status." A certificate by Borrower as required by Section
1445 of the Internal Revenue Code.

     (k) "Commitment." A commitment agreement dated October 31,1996, by and between Lender and Borrower, in which Lender agrees to lend, and Borrower agrees to borrow and take down, the Loan in accordance with the terms, provisions and conditions set forth therein, together with all modifications and amendments to said commitment agreement.

     (l) "Completion Date." January 1,1998.

     (m) "Construction Contract." An agreement providing for the furnishing of labor and/or materials to be used in the construction and/or installation of the Improvements, including all additions, changes and other amendments thereto, and an agreement providing for the abatement of asbestos or asbestos-containing material.

     (n) "Construction Loan Period." The term of the Loan commencing on the date hereof and ending on the Conversion Date.

     (o) "Construction Schedule." As defined in subsection 4.1 (h).

     (p) "Contractor." Shall include Miner-
Dederick Constructors, Inc. as to the construction of the Improvements and Total Abatement Systems
Corp. as to asbestos abatement of the existing improvements on the Land.

     (q) "Contractor's Consent, Agreement and
Certification." The Contractor's Consent,
Agreement and Certification as provided for herein and in the form attached hereto as Exhibit D.

     (r) "Conversion Date." The date on which the Conversion Requirements have been satisfied in Lender's sole discretion.

     (s) "Conversion Requirements." The following requirements:

          (i) The conditions to the final
     construction advance hereunder has been
     satisfied and the final construction advance of the Loan has been made, as provided in
     Section 7.4 hereof.

          (ii) All Licensing Requirements have
     been satisfied.

          (iii) Borrower has assigned to Lender
     all its right, title and interest to all licenses required for the ownership and operation of the Property.


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

          (iv) No "Event of Default" exists under
     the Loan Documents.

          (iv) On a date not earlier than November
     26,1998.

     (t) "DHS." The Texas Department of Human
Services and its successors.

     (u) "Debt Coverage Ratio." A fraction, the numerator of which is the Net Operating Income and the denominator of which is an amount equivalent to the monthly installments required to amortize principal and interest in three hundred (300) equal monthly payments, assuming interest during such period on the Maximum Loan Amount at a rate of 9.5ob per annum.

     (v) "Earnout Advance." The amount of the advance of the Loan proceeds as determined pursuant to Section 7.5 hereof.

     (w) "Earnout Requirements." On or before a date that is not later than six (6) months prior to the maturity date of the Term Loan Period, Borrower shall furnish evidence satisfactory to Lender that the Improvements have produced a Net
Operating Income of not less than $200,000 for each twelve (12) consecutive months, with a Debt
Coverage Ratio of not less than 1.35, and Lender shall be in receipt of the Earnout Appraisal (as hereinafter defined).

     (x) "Engineer." Leigh Engineering, Inc.

     (y) "Engineer's Certificate and Consent." The
Engineer's Certificate and Consent as provided for herein and in the form attached hereto as Exhibit
H.

     (z) "Engineering Plans." The plans and
specifications prepared by the Engineer listed in the Assignment of Engineering Contract and Plans to be used in connection with the construction of the Improvements.

     (aa) "Financing Statement." A Financing
Statement between Borrower and Lender, perfecting the security interest in personal property created by the Mortgage.

     (ab) "Forecast." As defined in subsection 4.1
     (e).

     (ac) "Governmental Authority." The United
States, the State, the county, and the city, or any other political subdivision in which the Land is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over Borrower, Guarantor or the Premises.

     (ad) "Governmental Requirements". All laws, ordinances, statutes, codes, rules, regulations, orders and decrees of any Governmental Authority applicable to Borrower, Guarantor on the Premises.

     (ae) "Guaranty." A Guaranty of even date herewith made by Emeritus Corporation, a Washington corporation (hereinafter called
"GUARANTOR," whether one or more) guaranteeing the payment of the Note and the performance by Borrower of its obligations under the Mortgage, this Agreement and the other Loan Documents.


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     (af) "Hard Costs." The direct costs of
constructing the Improvements, such as labor, services, supplies, and materials incurred in connection with off-site improvements, sitework, concrete, masonry, metals, wood, roofing, insulation, doors and windows, finishes, specialties/fireplaces, appliances, furnishings, special construction, elevators, mechanical, electrical, general conditions, and construction contingency;

     (ag) "Improvements." The improvements to be constructed on the Land consisting of construction modifications to existing buildings, construction of a new central building and a new heating, ventilating and air condition system, in accordance with the Plans and Specifications (as hereinafter defined) as provided herein and contemplated hereby, for a total of 301 Units (152 independent Units and 149 assisted living Units).

     (ah) "Initial Advance." The first advance under the Loan pursuant to this Agreement which such advance shall be made on the date hereof in the amount of $7,140,628.47.

     (ai) "Inspecting Architect." Any
representative of Lender designated to review the Plans and Specifications on behalf of Lender and to make monthly inspections of the construction of the Improvements on behalf of Lender, such representative may be an architect or engineer selected by Lender. The expenses and fees of the Inspecting Architect shall be paid by Borrower upon demand.

     (aj) "Land." The real property described in Exhibit A attached hereto and made a part hereof.

     (ak) "Licensing Requirements." All
requirements of the DHS and any other Governmental
Authority with respect to the licensing and operation of the Property as an "assisted living facility" or "personal care facility," as such terms are defined by the DHS.

     (al) "Loan." A loan in the maximum principal amount of Seventeen Million and No/100 Dollars
($17,000,000) (the "MAXIMUM LOAN AMOUNT") from
Lender to Borrower; provided that advances under the Loan for the Project Budget shall not exceed
$14,800,000 (the "MAXIMUM CONSTRUCTION LOAN
AMOUNT"), secured by a first lien on the Premises
(as hereinafter defined).

     (am) "Loan Documents." This Agreement and the documents described in certain subsections of this
Section 1.1.

     (an) "Mortgage." A Deed of Trust, Mortgage and Security Agreement of even date herewith, conveying the Premises to Lender, as mortgagee, and granting a security interest in certain property and rights, to secure the payment of the Note.

     (ao) "Net Operating Income." Project Revenues for the period in question, less all actual costs and expenses paid to third parties in connection with the operation and maintenance of the Premises that are allocable to such period, computed without regard to depreciation, amortization or debt service, but otherwise in accordance with sound accounting principles consistently applied.



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     (ap) "Note." A promissory note of even date
herewith payable to the order of Lender and in the principal amount of the Loan.

     (aq) "Notice and Agreement." An instrument executed by Borrower and Lender pursuant to Subsection 26.02 of the Texas Business and
Commerce Code.

     (ar) "Payment and Performance Bond." As
defined in subsection 3.1 (p).

     (as) "Plans and Specifications." Plans and specifications prepared or to be prepared by the Architect for the construction of the Improvements listed in the Assignment of Architect Contract and Plans, including all additions, changes and other amendments thereto.

     (at) "Premises." The Land and the
Improvements.

     (au) "Project Budget: ' As defined in
subsection 4.1 (e) and as attached hereto as Exhibit B.

     (av) "Project Costs." As defined in
subsection 4.1 (e).

     (aw) "Project Revenues." As defined in
subsection 4.1 (e).

     (ax) "Soft Costs." The indirect costs of constructing the Improvements, such as accounting, appraisal, market study, architectural fees, engineering fees, legal fees, financing costs, construction period interest, insurance, marketing, municipal development fees, taxes
(construction period), title work, general administration costs, underwriting fees and developer fees.

     (ay) "Unit(s)." An individual apartment or place of residence within the Improvements.

     (az) 'Term Loan Period." In the event the
Conversion Requirements are satisfied, the period from the first day immediately following the Conversion Date to November 26, 2001.

     (ba) 'Title Company." American Title Company, agent for Chicago Title Insurance Company.

ARTICLE 2.


THE LOAN

2.1 THE LOAN. Subject to and upon the terms, conditions and limitations contained in this Agreement and the Commitment and relying on the representations and warranties contained in this Agreement and the other Loan Documents and the Commitment, Lender agrees to lend, and Borrower agrees to borrow and take down, the Loan, to be evidenced by the Note. All proceeds of the Loan shall be advanced against the Note as provided in
Article 7 hereof and shall be used by Borrower to pay for Project Costs as contained in the Project
Budget. The principal amount actually owing on the Note from time to time shall be the aggregate of all advances theretofore made by the Lender against the Note less all payments theretofore made on the principal of the Note.

2.2 SECURITY FOR THE LOAN. The Loan, as evidenced by the Note, shall be secured by inter alia, the Mortgage, the Assignment of Leases, the Assignment of Construction Contract, the Assignment of Architect Contract and Plans and the Assignment of Engineering Contract and Plans, and shall be guaranteed by the Guaranty.

2.3 SCHEDULE OF DISBURSEMENTS. Disbursement of the proceeds of the Loan is to be made by Lender to Borrower in accordance with the Project Budget.

2.4 FINAL DISBURSEMENT. Lender shall have no obligation to make any disbursement of the Loan after the maturity of the Note.

                                          ARTICLE
3.

REPRESENTATIONS AND WARRANTIES OF BORROWER

3.1 Representations. Warranties and Covenants of
Borrower. Borrower hereby represents, warrants and covenants to Lender that:

     (a) STATUS AND AUTHORITY. Borrower is a
Washington limited partnership duly organized and existing as a foreign limited partnership under the laws of the State of Texas and has the power, authority and legal right to carry on the business now being conducted by it and to enter into, and to engage in the transactions contemplated by, the Loan Documents. The execution and delivery of the Loan Documents and the performance and observance of the provisions thereof are authorized by all of the partners of Borrower.

     (b) VALIDITY OF LOAN DOCUMENTS. The Loan
Documents are in all respects legal, valid and binding obligations of Borrower according to their terms subject to principles of equity acting as limitations on creditors' rights generally and the effect of bankruptcy, insolvency, moratorium, and other similar laws of general application and the Mortgage grants to Lender a direct, valid and enforceable first lien upon and security interest in the Premises and the personal property and fixtures to be located thereon.





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     (c) PRIORITY OF LIEN ON PERSONALTY. No
security interest (except in favor of Lender) exists with respect to any personal property, chattel or fixture used in, or in connection with, the construction, operation or maintenance of the Improvements.

     (d) CONFLICTING TRANSACTIONS OF BORROWER. The consummation of the transactions hereby contemplated and the performance of the obligations of Borrower and the Guarantor under and by virtue of the Loan Documents will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan or credit agreement, corporate charter, bylaws, articles of partnership or other instrument to which Borrower or the Guarantor is a party or by which it or the Premises may be bound or affected.

     (e) PENDING LITIGATION. There are no actions, suits or proceedings pending, or to the knowledge of Borrower or the Guarantor threatened, against or affecting Borrower or the Guarantor or the Premises, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, at law or in equity, or before or by any governmental authority, except actions, suits and proceedings which are fully covered by insurance and which, if adversely determined, would not substantially impair the ability of Borrower or any Guarantor to perform each and every one of its obligations under and by virtue of the Loan Documents; and to Borrower's knowledge it is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

     (f)  VIOLATIONS OF GOVERNMENTAL REQUIREMENTS.
       Borrower has no knowledge, after due inquiry, of any violations or notices of violations of any Governmental Requirements.

     (g) NO CONSENTS NECESSARY. No consent of any other party, and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of the transactions contemplated by this Agreement or the Loan Documents. Borrower shall promptly submit its plan for landscaping for approval by the applicable authority, and shall obtain such approval prior to the issuance of the final certificate of occupancy for the Improvements.

     (h) AVAILABILITY OF UTILITIES. All utility and municipal services necessary for the construction, occupancy and proper operation of the Improvements for their intended purpose are available at the Premises, including water supply, storm and sanitary sewer facilities, gas or electricity and telephone facilities, or will be available at the Premises when constructed or installed as part of the Improvements, and written permission has been or will be obtained from the applicable utility companies or municipalities to connect the Improvements into each of said services, and Borrower will supply evidence thereof satisfactory to Lender. All of such utility and municipal services will, to Borrower's knowledge, after due inquiry, comply with all applicable Governmental Requirements.






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     (i) ROADS. All roads necessary for the full
utilization of the Improvements for their intended purposes have been completed or the necessary rights-of-way therefor have either been acquired by the appropriate Governmental Authority or have been dedicated to the public use and accepted by such Governmental Authority and all necessary steps have been taken by Borrower and any such Governmental Authority to assure the complete construction and installation thereof.

     (j) BUILDING PERMITS. All zoning, utility, building, health and operating permits (if any) required for the construction and operation of the Improvements have been obtained or will be obtained prior to commencement of construction of the Improvements and copies of same will be delivered to Lender.

     (k) CONDITION OF PREMISES. The Premises are not now damaged or injured as a result of any fire, explosion, accident, flood or other casualty.

     (l) CONSTRUCTION CONTRACT. Borrower has
entered into no contracts or agreements with third parties (either written or oral) providing for the furnishing of labor or materials to be used in the construction or installation of the Improvements and will enter into no such contracts or agreements except the Construction Contract with Contractor, and contracts with the Architect and Engineer, in such form and upon such terms as shall be approved in writing by Lender.

     (m) SUFFICIENCY OF FUNDS. Sufficient funds are available to Borrower in addition to proceeds of the Note to pay all Project Costs. Upon request of Lender, Borrower will demonstrate to Lender that such funds are available.

     (n) FINANCIAL STATEMENTS. The financial
statements and information regarding Borrower and Guarantor heretofore delivered to Lender are true and correct in all respects, having been prepared in accordance with accounting principles applied on a consistent basis throughout the period covered thereby, and fairly present the financial condition of Borrower and Guarantor as of the date thereof. No material adverse change has occurred in the financial condition of Borrower and Guarantor reflected therein since the date thereof.

     (o) BROKERAGE COMMISSIONS. Any brokerage commissions due in connection with the transaction contemplated hereby have been paid in full and any such commissions coming due in the future will be promptly paid by Borrower. BORROWER AGREES TO AND
SHALL INDEMNIFY LENDER FROM ANY LIABILITY, CLAIMS
OR LOSSES ARISING BY REASON OF ANY SUCH BROKERAGE
COMMISSIONS. THIS PROVISION SHALL SURVIVE THE
REPAYMENT OF THE LOAN MADE IN CONNECTION HEREWITH
AND SHALL CONTINUE IN FULL FORCE AND EFFECT SO
LONG AS THE POSSIBILITY OF SUCH LIABILITY, CLAIMS
OR LOSSES EXISTS.








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     (p) PAYMENT AND PERFORMANCE BOND. Borrower
has furnished to Lender a payment and performance bond which includes a dual obligee endorsement
(herein called the "PAYMENT AND PERTORMANCE BOND") which satisfies all applicable requirements of Subchapter I of Chapter 53 of the Texas Property
Code (Sections 53.201 et seq.). Without limiting the generality of the foregoing, Borrower has caused a payment bond for the benefit of claimants to payment for labor and materials furnished in the construction of the Improvements to be issued by a corporate surety authorized and admitted to do business in Texas and licensed by the State of Texas to execute bonds as surety, which are in the penal sum of at least the total of the Construction Contract price, in favor of Borrower, has the written approval of Borrower endorsed on it, executed by the Contractor as principal and the issuing surety and conditioned on prompt payment for all labor, subcontracts, materials, specially fabricated materials, and normal and usual extras not exceeding 15 percent of the Construction Contract price, which bond shall, upon the approval of Lender, be filed with the county clerk of Dallas County, Texas, together with a copy of the Construction Contract.


ARTICLE 4.

                           COVENANTS OF BORROWER

4.1 Borrower hereby covenants and agrees with Lender as follows:

     (a) COMMITMENT. Borrower shall permit no Event of Default under the terms of the Commitment.

     (b) TITLE INSURANCE. Borrower shall furnish to Lender, at Borrower's expense, a mortgagee title insurance policy (herein called the "MORTGAGEE TITLE POLICY") showing Lender as the insured thereunder, in the amount of the Loan and in form and substance and written by the Title
Company on behalf of an underwriter satisfactory to Lender insuring a valid first lien upon the Premises by virtue of the Mortgage and containing no exceptions except those specifically waived in writing by Lender. If the underwriter issuing the Mortgagee Title Policy becomes insolvent or is placed in receivership or for any other reason such Policy becomes unenforceable, Borrower shall furnish Lender, at Borrower's expense, another mortgagee title insurance policy in the amount and in substitution for the original Mortgagee Title
Policy and meeting the above requirements.

     (c) INSURANCE. Borrower shall obtain and maintain such insurance or evidence of insurance as Lender may reasonably require, written by companies with a rating of A- or better from A.M.
Best Company, including but not limited to the following:










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          (i) BUILDER'S RISK INSURANCE - All Risk
     Builder's Risk with replacement cost. Limit should be for completed value risk with coverage until! Improvements are occupied and such other hazard insurance as Lender may require against all risks of physical loss including debris removal, collapse and transit coverage, with deductibles not to exceed $5,000, with noncontributing mortgagee clauses and standard subrogation clauses and a mortgagee's loss payable endorsement making loss payable to Lender, such insurance to be in such amounts covering the total value of work performed and equipment, supplies and materials furnished and in such form and by such companies as shall be approved by Lender, and the originals of such policies
     (together with appropriate endorsements
     thereto, evidence of payment of premiums thereon and written agreement by the insurer or insurers therein to give Lender thirty
     (30) days prior written notice of
     modification or intention to cancel) shall be promptly delivered to Lender; said insurance coverage to be kept in full force and effect at all times until the completion of construction of the Improvements.

          (ii) PERMANENT/HAZARD INSURANCE - As
     completion and occupancy of the Improvements requires, All Risk coverage insurance with deductibles not to exceed $5,000 (or such greater amount as Lender may approve in writing); such insurance shall provide for claims to be settled on a replacement cost basis, and shall include an agreed amount clause with an inflation guard or similar provision for maintaining insurance to value;
     such insurance to be kept in full force and effect at all times thereafter until the payment in full of the Loan.

          (iii) PUBLIC LIABILIY AND WORKER'S
     COMPENSATION INSURANCE - A certificate from an insurance company indicating Borrower and Contractor are covered to the satisfaction of Lender by public liability and worker's compensation insurance.

          (iv) BUSINESS AUTOMOBILE INSURANCE - A
     certificate from an insurance company
     indicating that Borrower and Contractor are covered by commercial automobile liability insurance, including owned, non-owned and hired vehicles.

          (v) LOSS OF RENTS/EARNINGS - A
     certificate from an insurance company
     indicating coverage for anticipated income from the Premises for a period of one (1 ) year from the date of loss, in an amount equal to one (1) year projected rents/earnings.

          (vi) FLOOD INSURANCE - Flood coverage,
     if covered properly (whether equipment,
     inventory or contents) is located in an A or V flood hazard zone.

          (vii) EXCESS LIABILITY - Minimum of
     $6,000,000 for excess over all liability policies. Deferred cost should be covered on a "first dollar" basis, in addition to policy limits.




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

          (viii) OTHER INSURANCE - Such other
     insurance as may be reasonably required by the Mortgage.

     (d) COLLECTION OF INSURANCE PROCEEDS.
Borrower shall cooperate with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to it in connection with the transactions contemplated hereby and the collection of any indebtedness or obligation of Borrower to Lender incurred hereunder (including the payment by Borrower of the expense of an independent appraisal on behalf of lender in case of a fire or other casualty affecting the Premises).

     (e) PROJECT BUDUET AND APPLICATION OF LOAN
PROCEEDS. Contemporaneously with or prior to the execution of this Agreement, Borrower shall submit to Lender for approval by Lender a Project Budget which shall include all Project Costs (as hereinafter defined) as "uses of funds; ' including a category for contingencies, and shall designate the "sources of funds," that is, proceeds of the Loan, Project Revenues (as hereinafter defined) and Borrower's equity. The
Project Budget shall include a forecast
(hereinafter called the "FORECAST") of the timing of the sources and uses of funds through the maturity date of the Loan. The Project Budget shall specify the interest rate projections and leasing assumptions used to determine the Project
Costs and the Forecast. "PROJECT COSTS" shall mean all costs incurred in connection with the construction, leasing and operation of the Improvements until the maturity date of the Loan, including without limitation Hard Costs and Soft
Costs (including interest expense). "PROJECT
REVENUES" shall mean all receipts and revenues generated by or in connection with the Premises, including without limitation rents, interest income, insurance proceeds, condemnation awards and payments received from interest rate hedging or similar agreements. Borrower agrees to give
Lender prompt written notice of any changes that should be made in the Project Costs or the Forecast so that the Project Budget accurately and realistically represents the sources and uses of funds for the Premises. In addition, Lender may notify Borrower that, in Lender's judgment, changes need to be made in the Project Budget. If, after consultation and consideration of the view of Borrower and supporting documentation, Borrower and Lender do not agree as to what modifications need to be made in the Project Budget, the determination of Lender shall govern. Lender shall confirm to Borrower the most current approved
Project Budget. Borrower shall use the proceeds of the Loan solely for the purpose of paying for the Project Costs as set forth in the Project Budget and shall in no event use any of the Loan proceeds for any other purpose.

     (f) CONSTRUCTION DOCUMENTS. Borrower shall deliver to Lender a copy of the Construction
Contract executed by Borrower and the Contractor, a copy of any contract executed by Borrower and the Architect and executed copies of any other contracts by Borrower with architects and engineers. Borrower shall furnish Lender with a complete list of all persons, firms or entities which the Borrower proposes to engage to furnish labor and/or materials in constructing the Improvements, will periodically update such list to reflect the persons, firms or entities working on the Improvements, and will furnish Lender with true copies of all written agreements (including contracts, subcontracts and purchase orders) therefor and the terms of all verbal agreements therefor. All Construction Contracts shall be in form and content satisfactory to Lender.



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

If, in the sole judgment of Lender, such contracts and subcontracts do not cover all of the work necessary for completion of construction of the Improvements, including the installation of such fixtures and equipment as are required for the operation of the Improvements and including all work required by any leases then in effect or to make any portion of the Improvements rentable
(whether to be done and paid for by Borrower or by the Tenant), Borrower shall cause to be furnished firm bids from responsible parties, or estimates and other information satisfactory to Lender, for the work not so covered, to enable Lender to ascertain the total estimated cost of all work done and to be done. The Construction Contract together with all other contracts, subcontracts lists, agreements and terms of verbal agreements described in this subparagraph shall herein be called the "CONSTRUCTION DOCUMENTS."

     (g) CONSTRUCTION CONTRACT. Borrower shall (i) permit no Event of Default under the terms of the Construction Contract, (ii) waive none of the obligations of the Contractor thereunder, (iii) do no act which would relieve Contractor from its obligations to construct the Improvements according to the Plans and Specifications, and
(iv) make no amendments to, or change orders with respect to, the Construction Contract or any other
Construction Document, without the prior written consent of Lender.

     (h) CONSTRUCTION SCHEDULE. Borrower shall furnish to Lender a schedule (herein called the "CONSTRUCTION SCHEDULE") showing the timing of construction of the Improvements with a breakdown by trade.

     (i) COMMENCEMENT AND COMPLETION OF
CONSTRUCTION. Borrower has commenced construction of the Improvements and shall diligently pursue said construction to completion, and shall supply such moneys and perform such duties as may be necessary to complete the construction of the Improvements pursuant to and in conformity with the Plans and Specifications (including the Engineering Plans) and in accordance with good building practice and in full compliance with all terms and conditions of the Commitment and the Loan Documents, all of which shall be accomplished on or before the Completion Date, and without liens, claims or assessments (actual or contingent) asserted against the Premises for any material, labor or other items furnished in connection therewith, and all in full compliance with all Governmental Requirements. Borrower will provide to Lender upon request therefor evidence of satisfactory compliance with all of the foregoing.

     (j) RIGHT OF LENDER TO INSPECT PREMISES. At all reasonable times and upon reasonable notice to Borrower, Borrower shall permit Lender and its representatives and agents, including the
Inspecting Architect, to enter upon the Premises and to inspect the Improvements and all materials to be used in the construction thereof and all books, records, contracts, statements, invoices, bills, plans and specifications, shop drawings, appraisals, title and other insurance, reports, lien waivers and all other instruments and documents of any kind relating to the construction, leasing and operation of the Improvements; shall cooperate and cause Architect, and Contractor to cooperate with Lender and its representatives and agents during such inspections and shall maintain all of the foregoing for said inspections; shall permit the photographing of any portions of the Premises or any materials thereon;
and shall, if requested by Lender or its representatives or agents, move, remove or uncover such materials or portions of the Improvements as shall be reasonably necessary to fully and completely inspect the Premises;
provided, however, that this provision shall not be deemed to impose upon Lender any duty or obligation whatsoever to undertake such inspections, to correct any defects in the Improvements or to notify any person with respect thereto.

     (k) AFFIDAVIT OF COMMENCEMENT OF
CONSTRUCTION. Borrower and Contractor shall jointly file an Affidavit of Commencement with the county clerk of the county in which the Land is located not later than the 30th day after the date of actual commencement of construction of the Improvements or delivery of materials to the Land.
Such affidavit shall be in the form attached hereto as Exhibit I, shall contain the information required by Section 53.124(c) of the Texas
Property Code, shall not be fled prior to approval thereof in writing by Lender (which approval shall be given promptly by Lender if the requirements set forth in this paragraph have been satisfied) and shall in no event be filed showing a date of commencement of construction which is prior to the filing of the Mortgage with the county clerk of the county where the Land is located.

     (l) CORRECTION OF DEFECTS. Borrower shall promptly correct any structural defect in the Improvements or any departure from the Plans and Specifications not previously approved by lender and any violation of any requirement of any governmental entity. The advance of any Loan proceeds shall not constitute a waiver of Lender's right to require compliance with this covenant.

     (m) OFF-SITE WORK. To the extent required by the Plans and Specifications or the Engineering
Plans, Borrower shall promptly commence and complete any and all off-site improvements
(including public streets, walks and like areas adjoining the Improvements) as and if required and provide any and all utilities and other facilities required, all in accordance with the requirements of all Governmental Authorities having jurisdiction thereof. Unless otherwise provided for, such off-site improvements shall be deemed part of the work of construction of the Improvements. Borrower expressly agrees to indemnify Lender and to hold it harmless against any claim of surety furnishing bond for such work to the Governmental Authorities having jurisdiction, whether such claims be founded upon existing or future liability, and whether such liability be expressed or implied.

     (n) STORAGE OF MATERIALS. Borrower shall cause all materials supplied for or intended to be utilized in the construction of the Improvements but not affixed to or incorporated into the Premises to be stored on the Premises or at such other location as may be approved by Lender in writing, with adequate safeguards to prevent loss, theft, damage or commingling with other materials not intended to be utilized in the construction of the Improvements.

     (o) VOUCHERS. Borrower shall deliver to
Lender, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures or articles incorporated in the Improvements or otherwise subject to the lien of the Mortgage.

     (p) ENCROACHMENTS. Borrower agrees that (i) the Improvements shall be constructed entirely on the Land; (ii) until the Loan is discharged, no conveyances of any portion of or interest in the Premises will be made by Borrower which will cause any encroachment above, on, or under the surface of the Premises; (iii) such construction will not encroach upon or overhang any easement or right-of
-way upon the land of others; (iv) the
Improvements when completed shall be wholly within applicable building restriction lines however established; and (v) upon request Borrower will, from time to time, furnish satisfactory evidence of the foregoing.

     (q) LIENS. Borrower will not install nor otherwise incorporate in the Improvements any materials, equipment or fixtures under any conditional sales agreements or security agreement whereby the right is reserved or accrued to anyone to remove or repossess any such items in excess of $25,000 in the aggregate. Borrower will not cause or permit any lien or claim for lien for any labor and/or material to be fled or to become valid or effective against the Premises; provided, however, that the existence of any unperfected and unrecorded mechanic's lien shall not constitute a violation of this subsection if payment is not yet due for the work giving rise to the lien.
Notwithstanding the foregoing, Borrower may in good faith, by appropriate proceedings, contest the validity, applicability or amount of any asserted mechanic's or materialmen's lien and pending such contest there shall be no Event of Default hereunder as a result thereof, if Borrower provides Lender with security reasonably satisfactory to Lender and if Borrower promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs and interest thereon, promptly after such judgment; provided, however, that in any event each such contest shall be concluded and the lien, interest and costs shall be paid, bonded around or otherwise removed upon completion of construction as provided in Section 4.1 (i) hereof.

     (r) COOPERATION WITH INSPECTING ARCHITECT.
Borrower shall cooperate with the Inspecting
Architect and will cause the Architect, the Contractor and the employees of each of them to cooperate with the Inspecting Architect and, upon request, will furnish the Inspecting Architect whatever he may consider necessary or useful in connection with the performance of his duties including but not limited to permits, subcontracts, purchase orders, lien waivers and other documents relating to the construction of the Improvements. Borrower acknowledges that the duties of the Inspecting Architect run solely to Lender and that the Inspecting Architect shall have no obligations or responsibilities whatsoever to Borrower, the Architect, the Contractor or to any of their respective agents or employees.

     (s) EARNOUT APPRAISAL. As one of the Earnout
Requirements, Borrower shall submit to Lender, an MAI appraisal of the Premises by a licensed appraiser satisfactory to Lender, such appraisal to be in the form satisfactory to Lender and reflect a market value of the Premises of not less than $21,250,000 (the "EARNOUT APPRAISAL").

     (t) ESTOEPEL CERTIFICATE. Borrower shall deliver to Lender, promptly after a request therefor by Lender, an Estoppel Certificate, duly acknowledged, stating the amount advanced to Borrower under this Agreement and the amounts due on the Note and whether any offsets or defenses exist under or against the Note.

     (u) LEASES. Borrower shall deliver to Lender monthly leasing and/or occupancy reports and rent rolls with respect to all executed leases and/or other occupancy agreements (the "LEASES") covering any part of the Premises. Prior to the execution of any Leases covering the Premises or any part thereof, Borrower will obtain the prior written approval of Lender except for Leases on the form and at rental rates as provided in Section 4.1
(ad) hereof.

     (v) ADDITIONAL EXPENDITURES BY LENDER.
Borrower agrees that all sums paid or expended by Lender under the terms of this Agreement in excess of the amount of the Loan shall be considered to be an additional loan to Borrower and the repayment thereof, together with interest thereon at the rate of interest payable on matured but unpaid principal of or interest on the Note, shall be secured by the Mortgage and the other Loan
Documents and shall be immediately due and payable without notice, and Borrower agrees to pay such sum upon demand. Nothing contained herein, however, shall obligate Lender to make such advances.

     (w) INDEMNITY OF LENDER. BORROWER SHALL
INDEMNIFY AND HOLD HARMLESS LENDER (FOR PURPOSES
OF THIS SUBSECTION, THE TERM "LENDER" SHALL
INCLUDE THE DlRECTORS, OFFICERS, EMPLOYEES AND
AGENTS OF LENDER, ANY PARTICIPANTS IN THE LOAN,
AND ANY PERSONS OR ENTITIES OWNED OR CONTROLLED
BY, OWNING OR CONTROLLING, OR UNDER COMMON CONTROL
OR AFFILIATED WITH LENDER) FROM AND AGAINST, AND
REIMBURSE THEM FOR, ALL CLAIMS, DEMANDS,
LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION,
JUDGMENTS, PENALTIES, COSTS AND EXPENSES
(INCLUDING, WITHOUT LIMITATION, REASONABLE
ATTORNEY'S FEES ACTUALLY INCURRED) WHICH MAY BE
IMPOSED UPON, ASSERTED AGAINST OR INCURRED OR PAID
BY THEM BY REASON OF, ON ACCOUNT OF OR IN
CONNECTION WITH ANY BODILY INJURY OR DEATH OR
PROPERTY DAMAGE OCCURRING IN OR UPON OR IN THE
VICINITY OF THE PREMISES THROUGH ANY CAUSE
WHATSOEVER OR ASSERTED AGAINST THEM ON ACCOUNT OF
ANY ACT PERFORMED OR OMITTED TO BE PERFORMED
HEREUNDER BY BORROWER OR ITS AGENTS OR ON ACCOUNT
OF ANY TRANSACTION ARISING OUT OF OR IN ANY WAY
CONNECTED WITH THE PREMISES OR WITH THIS AGREEMENT
OR ANY OTHER LOAN DOCUMENT. WITHOUT LIMITATION, IT
IS THE INTENTION OF BORROWER AND BORROWER AGREES
THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH
INDEMNIFIED PARTYWITH RESPECT TO CLAIMS, DEMANDS,
LIABILITIES,
LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS,
PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT
LIMITATION, REASONABLE ATTORNEY'S FEES) WHICH IN
WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE
NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED
PARTY. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY
TO ANY INDEMNIFIED PARTY TO THE EXTENT THE SUBJECT
OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT
OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF
SUCH INDEMNIFIED PARTY. THE FOREGOING INDEMNITIES
SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT,
THE FORECLOSURE OF THE MORTGAGE OR

CONVEYANCE IN LIEU OF FORECLOSURE AND THE
REPAYMENT OF THE LOAN AND THE DISCHARGE AND
RELEASE OF THE LOAN DOCUMENTS. ANY AMOUNT TO BE
PAID HEREUNDER SHALL BE SUBJECT TO AND GOVERNED BY
THE PROVISIONS OF SECTION 4.2 HEREOF.

     (x) EXPENSES AND APPROVAL OF DOCUMENTS.
Borrower shall pay all costs of closing the Loan and all expenses of Lender with respect thereto, including but not limited to, legal fees
(including legal fees incurred by Lender subsequent to the closing of the Loan but incurred in connection with the disbursement, administration, collection or transfer of the
Loan), title insurance premiums and other charges of the title company issuing the Mortgagee Title
Policy, appraisal fees, consulting architect fees, consulting inspection fees, advances, recording expenses, surveys, intangible taxes, expenses of foreclosure (including reasonable attorneys' fees) and similar items, and shall allow all closing papers, Loan Documents and other legal matters to be subject to the approval of Lender's attorneys.

     (y) ADDITIONAL DOCUMENTS. Borrower shall:

          (i) REGARDING CONSTRUCTION - furnish to
     Lender all instruments, documents, initial surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance, reports and agreements and each and every other document and instrument required to be furnished by the terms of the Commitment, all at Borrower's expense.

          (ii) REGARDING PRESERVATION OF SECURITY
     - sign and deliver to Lender such documents, instruments, assignments and other writings, and to do such other acts necessary or desirable, to preserve and protect the collateral at any time securing or intended to secure the Note, as Lender may require;

          (iii) REGARDING THIS AGREEMENT - do and
     execute all and such further lawful and
     reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement as Lender shall require from time to time; and

          (iv) REGARDING PERMITS AND APPROVALS -
     furnish to Lender
     (x) evidence satisfactory to Lender that the Plans and Specifications and the Engineering
     Plans and construction pursuant thereto and the use of the Premises contemplated thereby comply with all applicable utility requirements, restrictive covenants,
     Governmental Requirements and all standards and regulations of appropriate supervising boards of fire underwriters and similar agencies, (y) that the engineering specifications contained in the Plans and Specifications are within applicable environmental standards, and (z) all permits and approvals issued by applicable
     Governmental Authorities pursuant to
     Governmental Requirements, approving the
     Plans and Specifications and the commencement of construction of the Improvements.

     (z) FURTHER ASSURANCES. Borrower shall sign and deliver to Lender such documents, instruments, assignments and other writings, and do such other acts necessary or desirable, to preserve and protect the collateral at any time securing or intended to secure the Note, as Lender may reasonably require; and shall do and execute all and such further lawful and reasonable acts, conveyances and assurances in the law for the better and more effective carrying out of the intents and purposes of this Agreement as Lender shall reasonably require from time to time.

     (aa) NOTICES BY DHS OR OTHER GOVERNMENTAL
AUTHORITY. Borrower has notified DHS of the commencement of construction of the Improvements.
Borrower shall timely comply with and promptly furnish to Lender within five (5) days true and complete copies of any notice or claim by DHS or any Governmental Authority pertaining to the Premises.

     (ab) LICENSURE COMPLIANCE.

          (i) Borrower shall immediately and
     diligently pursue all Licensing Requirements.
     Following the issuance of a license to
     operate a personal care facility, Borrower shall maintain in full force and effect all Licensing Requirements and Borrower agrees to provide a Certificate of Good Standing within thirty (30) days from the end of each calendar quarter, in form substantially similar to that reflected on Exhibit M attached hereto, which Certificate will include an attestation from Borrower as to the existence and status of any and all complaints made to any Governmental Authority involving tenants, occupants or residents
     (collectively, 'TENANTS") or the facilities, services or supplies at the Premises.

          (ii) Borrower agrees to promptly furnish
     Lender a true and correct copy of each and every survey or inspection conducted of or at the Premises by DHS or by any other
     Governmental Authority, which survey or
     inspection could have a bearing or impact on Borrower's license to operate a personal care facility and/or to receive state or federal reimbursement for services provided under such license. Such information shall be accompanied by a duly executed Certificate of Licensure Compliance in form substantially similar to that reflected on Exhibit N attached hereto, noting any deficiencies found as a result of such survey or inspection, as well as the corrective action plan necessary to correct such deficiencies or concerns.

     (ac) ASSIGNMENT OF LICENSING. To the extent allowed by applicable laws and regulations, Borrower agrees to collaterally assign to Lender all licenses and permits necessary for the ownership and operation of the Premises. All such assignments shall be in form and substance acceptable to Lender in its sole discretion.

     (ad) AGREEMENTS FOR SERVICES. Borrower agrees to enter into Leases or agreements with Tenants of the personal care facility or assisted living facility within the Improvements only (a) on the forms of agreement attached hereto as Exhibit K which are approved by Lender, and (b) for amounts at an average rate for occupied Units equal to or in excess of the amounts per unit per month, as set forth on Exhibit O of the attached hereto.

     (ae) MINIMUM CAPITAL EXPENDITURE REQUIREMENT.
Borrower shall expend a minimum capital
expenditure of $150 for each bed in each Unit based on such Units which have been licensed by the DHS, annually during the last two years of the Term Loan Period (which such capital expenditure may include ordinary repairs needed to maintain or improve the condition of the Units). Borrower shall furnish to Lender evidence, as reasonably required by Lender, that such capital expenditures have been made, within thirty (30) days of Lender's request. If Borrower fails to provide evidence to Lender that it has expended such funds, Borrower shall immediately escrow with Lender the difference between the amount required to be expended and the amount actually expended, such escrow to be pledged, pursuant to a pledge agreement in form acceptable to Lender, as additional collateral for the Loan.

     (af) DEBT SERVICE COVERANE. Within three (3) months after the Conversion Date, the Improvements shall achieve and maintain a Debt Coverage Ratio, on a combined basis (after deduction of an assumed management fee of 5% of net revenues, regardless of actual management fees paid or incurred) of not less than 1.35, such Debt Coverage Ratio to be reviewed by Lender each calendar quarter, based on the operation of the Premises the preceding twelve
(12) months.

     (ag) FINANCIAL REPORTS. Borrower shall
deposit with Lender during the entire term of the Loan, within the times as hereinafter set forth, the following:

          (i)  Within one hundred twenty (120)
     days after the end of the fiscal year of Borrower and Guarantor, audited financial statements of each of such entities, prepared by nationally recognized accounting firms or independent certified public accounting firms acceptable to Lender, which statements shall include a balance sheet and a statement of income and expenses for the year then ended.

          (ii)  Within forty-five (45) days after
     the end of each fiscal quarter, unaudited interim financial statements of Guarantor, certified as true and correct in all material respects by a financial officer of Guarantor, prepared in accordance with generally accepted accounting principles consistently applied, which statements shall include a balance sheet and statement of income and expenses for the quarter then ended.

          (iii)  Within forty-five (45) days after
     the end of each fiscal quarter of Borrower, unaudited interim financial statements pertaining to the operation of the Premises, certified as true and correct in all material respects by a financial officer of Borrower, prepared in accordance with generally accepted accounting principles consistently applied, which statements shall include a balance sheet, statement of income and expenses for the quarter then ended, and quarterly census information of the Premises in sufficient detail to show occupant-mix on a daily average basis for such quarter.

          (iv)  Within thirty (30) days after the
     end of each calendar month, unaudited interim financial statements pertaining to the operation of the Premises, certified as true and correct in all material respects by a financial officer of Borrower, prepared in accordance with generally accepted accounting principles consistently applied, including a rent roll reflecting all occupants of the Premises in detail as reasonably required by Lender.

          (v)  Within twenty (20) days of receipt
     by Borrower, copies of all licensure and certification survey reports (with plans of correction attached thereto).

          (vi)  Within ten (10) days of receipt by
     Borrower, any and all notices (regardless of form) from any and all licensing and/or certifying agencies that any Improvements' license is being downgraded to a substandard category, revoked, or suspended, or that action is pending or being considered to downgrade to a substandard category, revoke, or suspend any Improvements' license or certification.

          (vii) If requested by Lender, evidence
     of payment by Borrower or any - lessee, of any applicable provider bed taxes or similar taxes.

          (viii) If requested by Lender, an
     accounts aging report of the Premises.
     Borrower shall correct any deficiency
     (identified pursuant to (v) or (vi) above) by the date required by the licensure and certification agency or other Governmental
     Authority.

4.2 FAILURE TO PERFORM. If Borrower fails to perform any act or to take any action or to pay any amount provided to be paid by it under the provisions of any of the covenants and agreements contained in this Agreement, Lender may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Lender and any money so paid by Lender shall be an advance against the Note and shall bear interest from the date of making such payment until paid at the rate of interest payable on matured but unpaid principal of or interest on the Note and shall be part of the indebtedness secured by the Mortgage, and Lender upon making any such payment shall be subrogated to all rights of the person, corporation or body politic receiving such payment.

ARTICLE 5.

                             PLANS AND
SPECIFICATIONS

5.1 PLANS AND SPECIFICATIONS. Borrower shall furnish Lender the Plans and Specifications for construction of the Improvements within sixty (60) days after the date hereof, which include engineering studies and plans, complete architectural plans, specifications and working drawings, projected costs and related information, site plans, and proposed plat dedications and proposed development restrictions and conditions and copies of all requisite building permits authorizing construction of the Improvements.
Borrower has also furnished Lender with a detailed listing of the Plans and Specifications. The Plans and Specifications and the Improvements shall comply with all applicable restrictive covenants and Governmental Requirements and all standards and regulations of appropriate supervising boards of fire underwriters and similar agencies (and the engineering specifications contained in the Plans and Specifications are within applicable environmental standards). The Plans and
Specifications as approved will not be modified or supplemented in any respect without the prior written approval of Lender pursuant to Section 5.3 hereof.

5.2 SUPPLEMENTAL DATA. Borrower shall promptly submit to Lender a statement of the projected cost of constructing the Improvements, including a description of all contracts let or to be let by Borrower for the design, engineering, construction and equipping of the Improvements, setting forth the name or names of the contractor or contractors, the date of the contracts and of any supplements or amendments thereto, the scope of the work covered thereby, and the aggregate amounts payable to the contractors thereunder, and further stating whether said contract or contracts embrace - all of the work required to be done and all of the material necessary for completion of construction, and, if not, setting forth sufficient information to enable Lender to determine the estimated cost of any work or materials not so covered.

5.3 CHANGES IN PLANS. All requests for approval of changes in the Plans and Specifications must be in writing, signed by Borrower, and shall be conditioned upon acceptance by Lender, which acceptance shall be subject to such conditions and qualifications as Lender in its sole and absolute discretion may reasonably prescribe.
Notwithstanding the foregoing, Lender's approval shall not be required if all of the following conditions are satisfied:

     (a) Said changes do not have a material
effect on the structural portions or the exterior appearance of the Improvements or the architectural design concept thereof;

     (b) None of said changes increases the cost of construction by more than $25,000;

     (c) The aggregate of all of said changes does not increase the cost of construction by more than $100,000; and

     (d) At the end of each month Borrower submits to Lender copies of all change orders effecting said changes made in such month.

                                           ARTICLE
6.

6.1 LOAN FUNDING. The Initial Advance under the
Loan shall take place in the offices of Lender or at such other place as Lender may designate, on the date hereof.

6.2 CONDITIONS PRECEDENT TO LOAN FUNDING. The following shall be conditions precedent to Lender's obligations to make the Initial Advance under the Loan and any other funding or disbursal of the Loan (unless waived by Lender) :

     (a) REPRESENTATIONS AND WARRANTIES. On the date of disbursal of the Loan (hereinafter called the "LOAN FUNDING DATE"), all of Borrower's representations and warranties contained herein or in any other Loan Document or in the Commitment shall be true and correct in all material respects.

     (b) COVENANTS AND AGREEMENTS. On the Loan
Funding Date, Borrower shall have performed each covenant and agreement to be performed by Borrower pursuant to this Agreement, any other Loan
Document or the Commitment, within the time specified.

     (c) OTHER CONDITIONS. The conditions to each disbursement described - in Section 7.2 hereof shall be satisfied.

     (d) DUE EXECUTION AND RECORDINA OF LOAN
DOCUMENTS. Borrower shall have delivered to Lender evidence, in form satisfactory to Lender, that the Loan Documents have each been duly executed and constitute valid, binding documents, enforceable in accordance with their respective terms and have been filed or recorded, as appropriate, in all proper of ices.

     (e) MORTGAGEE TTLE POLICY. Borrower shall have furnished Lender with the Mortgagee Title
Policy.

     (f) INSURANCE. Borrower shall have obtained the insurance and delivered the policies and certificates to Lender as required by subsection
4.1 (c) above.

     (g) PROJECT BUDGET. Lender shall have
approved the Project Budget and all changes thereto.

     (h) FINAL PLANS AND SPECIFCATIONS. No
disbursement shall be made unless Borrower shall have delivered to Lender final Plans and Specifications for the portion of Improvements for which the disbursement is being made.

     (i) CONSTRUCTION CONTRACT AND OTHER
CONSTRUCTION DOCUMENTS. Lender shall have approved the Construction Contract and all other
Construction Documents and all changes to any thereof. .

     (J) CONSTRUCTION SCHEDULE. Lender shall have approved the Construction Schedule and all changes thereto.

     (k) COMMENCEMENT OF CONSTRUCTION. Lender shall have received and approved the Affidavit of Commencement of Construction and such other evidence regarding commencement of construction as is required by Lender.

     (l) ASSIGNMENT OF CONSTRUCTION CONTRACT AND
SUBCONTRACTS. Borrower shall have furnished Lender with the executed Assignment of Construction
Contract and with each Assignment of Construction
Sub-Contract executed by the Contractor.

     (m) CONTRACTOR'S CONSENT. AAREEMENT AND
CERTIFICATION. Borrower shall have furnished
Lender with the executed Contractor's Consent, Agreement and Certification.

     (n) ASSIGNMENT OF ARCHITECT AND ENQINEERINQ
CONTRACT AND PLANS. Borrower shall have furnished
Lender with the executed Assignment of Architect
Contract and Plans and the Assignment of Engineering Contract and Plans.

     (o) ARCHITECT'S CERTIFICATE AND CONSENT AND
ENGINEER'S CERTIFCATE AND CONSENT. Borrower shall have furnished Lender with the executed
Architect's Certificate and Consent and Engineer's
Certificate and Consent.

     (p) APPRAISAL. Borrower shall have furnished
Lender or paid Lender's cost of acquiring an MAI appraisal of the Premises and the proposed
Improvements by a licensed appraiser satisfactory to Lender, such appraisal to be in the form satisfactory to Lender and reflect a market value of not less than $18,500,000.

     (q) SURVEY. Borrower shall have furnished to Lender a certified plat of survey of the Premises made by a licensed surveyor or civil engineer satisfactory to Lender meeting the requirements contained in the Pre-Closing Document List furnished Borrower by Lender.

     (r) ZONING AND COMPLIANCE WITH LAWS. Borrower shall have delivered to Lender evidence, in form satisfactory to Lender, that the Premises are zoned for the use for which the proposed
Improvements are designed and are otherwise in compliance with all applicable Governmental
Requirements, including, if applicable, all provisions of environmental statutes.

     (s) UTILITIES. Borrower shall have furnished
Lender with evidence satisfactory to Lender that all utilities and municipal services (including such utilities as are necessary to secure a certificate of occupancy or equivalent) will in a timely manner be supplied to the Premises upon completion of construction, including commitment letters from the agencies or entities supplying such services.

     (t) PERMITS. No disbursement of the Loan shall be made unless Borrower shall have furnished
Lender (A) two complete and true copies of the building permits and any other permits, licenses or certificates which are required in connection with construction of the portion of the Improvements for which the disbursement is being made in accordance with the Plans and Specifications, issued by the appropriate
Governmental Authorities with jurisdiction over the Premises, and (B) a verified statement that no proceedings of any kind are pending or threatened by any person, firm, corporation or public agency with respect to the revocation or suspension of any permits, licenses or certificates.

     (u) SOILS REPORT. Borrower shall have
furnished Lender a soils report, prepared by a licensed soil engineer, showing that the condition of the soil of the land is adequate to support the Improvements which soils report shall have been approved by Lender.

     (v) BALANCE SHEET. Borrower shall have
furnished Lender a current balance sheet and income statement for Borrower, or Borrower's parent company if a consolidated accounting format is used.

     (w) OTHER DOCUMENTS. Borrower shall have delivered to Lender such other documents and certificates as Lender or Lender's counsel may reasonably request.

     (x) ORGANIZATIONAL DOCUMENTS. Borrower shall have furnished Lender with copies of corporate resolutions of its corporate general partner authorizing the execution of the Loan Documents by an appropriate officer of the general partner of Borrower and the consummation of the matters contemplated hereby. Borrower shall have furnished
Lender certified copies of the certificate of limited partnership agreement of Borrower currently in full force and effect, certificates of existence and good standing from the state of incorporation of the general partner of Borrower and the incumbency certificate of the general partner of Borrower.

     (y) FINANCING FEE. Borrower shall have paid to Lender the financing fee as required by the Commitment.

     (z) ENVIRONMENTAL REPORT. Borrower shall have supplied to Lender an environmental report in form and content satisfactory to and approved by Lender.
Notwithstanding the above conditions precedent to the Initial Advance, Lender may waive any such requirements with respect to the Initial Advance, but such requirements shall be conditions precedent to all subsequent advances hereunder.
Borrower acknowledges that certain documents set forth below, required by Lender, are not available on the date hereof, but Borrower covenants and agrees to diligently pursue obtaining and delivering to Lender each and every one of the following as and when reasonably obtainable or available:

     (a) Copies of documents relevant to licensing requirements of DHS;

     (b) Assignment of all licenses and permits issued to Borrower after the date hereof necessary for the operation of the Property as a personal care or assisted living facility;

     (c) Building permits for the Improvements;

     (d) Certificates of occupancy after the
Improvements are completed;

     (e) Certificate from the Texas Department of
Licensing and Regulation certifying that the Plans and Specifications comply with Tex. Rev. Civ.
Stat. Ann. art. 9102 and the regulations promulgated thereunder.


ARTICLE 7

        METHOD AND CONDITIONS OF DISBURSEMENTS
                                  OF LOAN PROCEEDS

7.1 DISBURSEMENT PROCEDURE. Disbursement of the proceeds of the Loan (less a ten percent (10%) retainage (the "RETAINAGE") from each advance hereunder for costs of construction of the Improvements), shall be made by Lender to Borrower in accordance with the following procedure:

     (a) CERTIFCATE FOR PAYMENT. At such time as
Borrower shall desire to obtain, subject to the requirements contained herein, a disbursement of any portion of the Loan proceeds, Borrower shall complete, execute and deliver to Lender a request for an advance in the form of a certificate for payment approved by Lender and the Title Company pursuant to the Construction Loan Disbursement
Agreement, in the form attached hereto as Exhibit
L.

     (b) EVIDENCE OF PROGRESS OF CONSTRUCTION, The said Certificate for Payment (hereinafter so called) shall, upon the request of Lender, be accompanied by evidence in form and content satisfactory to Lender, including but not limited to certificates and affidavits of Borrower, Architect and/or Contractor or such other person as Lender may require, showing:

          (i) The value of that portion of the
     Improvements completed at that time;

          (ii) That all outstanding claims for
     labor, materials and fixtures have been paid;

          (iii) That there are no liens
     outstanding against the Premises, except for Lender's lien and security interest evidenced by the Mortgage, other than inchoate liens for property taxes not yet due;

          (iv) That Borrower has complied with all of Borrower's obligations , as of the date thereof, under the Loan
Documents and under the Commitment;

          (v) That all construction prior to the
     date of the request for an advance has been performed and completed in accordance with the Plans and Specifications;

          (vi) That all funds previously disbursed by Lender have been applied directly to the cost of acquiring the Land and the construction of Improvements and other incidental costs, all as set forth in the Project Budget or otherwise as Lender shall have approved in writing;

          (vii) That all change orders in any
     amount whatsoever shall have been approved in writing by Lender, and, if required by Lender, by any surety and any Guarantor, except as provided in Section 5.3 hereof;

          (viii) In reasonable detail but only if
     applicable, all tangible personal property installed in or appurtenant to the Improvements, but not considered to be fixtures, and the value thereof;

          (ix) That the amount of undisbursed Loan proceeds is sufficient to pay the cost of completing the Improvements in accordance with the Plans and Specifications;

          (x) That the location of the
     Improvements will not encroach upon any
     adjoining properties or interfere with any easement;

          (xi) That all of Borrower's
     representations and warranties contained herein or in any other Loan Document or in the Commitment are true and correct as of the date of such advance;

          (xii) That Borrower has performed each
     covenant and agreement to be performed by Borrower pursuant to this Agreement, any other Loan Document or the Commitment, within the time specified;

          (xiii) That, if payments are to be made
     on account of materials or equipment not incorporated in the work but delivered and suitably stored on the Premises, or at some other location agreed upon in writing, such payments shall be conditioned upon submission to Lender by Borrower of bills of sale or such other procedures satisfactory to Lender to establish Borrower's title to, and Lender's lien upon, such materials or equipment or otherwise protect Lender's interest; and

          (xiv) That neither the Premises nor the
     Improvements are the subject of any
     litigation which adversely affects or could adversely affect the title thereof and/or the validity or priority of the Mortgage or the right of the Borrower to construct the Improvements;

and shall be accompanied by copies of all bills or statements for expenses for which the advance is requested.

     (c) CERTIFICATE OF INSPECTING ARCHITECT. Each request for disbursement shall be accompanied by written certification from the Inspecting
Architect indicating the status of construction, compliance with the Plans and Specifications, and approval of the disbursement request. Borrower shall pay all fees and expenses of such architect or engineer for monthly inspections, or more frequently if such inspections result from more frequent disbursement requests from
Borrower.

     (d) CONTINUATION OF TITLE INSURANCE COVERAGE.
The above said request for disbursement shall, at the request of Lender, be accompanied by a satisfactory down date endorsement to the previously delivered Mortgagee Title Policy which endorsement shall (i) extend the effective date of the Mortgagee Title Policy to the date of advancement and show that since the effective date of said Policy (or the effective date of the last such endorsement, if any) there has been no change in the status of the title to the Premises and no new encumbrance thereon and (ii) state the amount of coverage then existing under the Mortgagee
Title Policy which shall be the total of all disbursements of the Loan including the disbursement which is made concurrently with the down date endorsement.

7.2 CONDITIONS TO EACH DISBURSEMENT. At no time and in no event shall Lender be obligated to disburse funds:

     (a) In excess of the amount recommended by the Lender's Inspecting Architect;

     (b) If any Event of Default as described in
Article 8 hereof shall have occurred;

     (c) If Lender in its reasonable discretion is not satisfied that the construction of the Improvements will be completed on or before the date specified herein;

     (d) If the Loan is not "in balance" as
provided in Section 7.3 following;
or

     (e) If the Premises shall have been damaged by fire or other casualty and Lender shall not have received insurance proceeds sufficient in the sole judgment of Lender to effect the restoration of the Improvements in accordance with Plans and Specifications and to permit the completion of the Improvements on or before the Completion Date set forth herein.

7.3 BALANCING OF LOAN AND BORROWER'S DEPOSIT.

     (a) The Loan shall be deemed to be "in
balance" only at such time as Borrower has paid a sufficient amount of Project Costs from its own funds so that the undisbursed portion of the Loan, together with projected Project Revenues as set forth in the Project Budget, are sufficient, in the reasonable judgment of Lender, to pay all Project Costs until the Conversion Date and the achievement of ninety-five percent (95%) occupancy of the Units under Leases approved by Lender. In determining whether the Loan is in balance, Lender shall determine, among other things, whether the amounts allocated for each category of Project
Costs in the Project Budget are sufficient and whether the timing of receipts and expenditures set forth in the Forecast are realistic and achievable.

     (b) Within ten (10) days after written notice from Lender to Borrower that the Loan is not in balance, Borrower shall deposit with Lender sufficient funds (herein called "BORROWER'S
DEPOSIT") with Lender to bring the Loan in balance. The Borrower's Deposit will be held by Lender in a non-interest bearing account collaterally assigned to secure the Loan and will be disbursed by Lender to pay Project Costs pursuant to this Agreement, prior to the disbursement of any additional proceeds of the Loan. Upon the occurrence of an Event of Default under this Agreement, Lender may apply Borrower's

Deposit against the unpaid indebtedness evidenced by the Note, principal, accrued interest or attorney's fees, in such order as Lender may determine. Upon the payment in full of the Loan and all other obligations of Borrower to Lender hereunder, Lender shall return the remaining balance of Borrower's Deposit, if any, to Borrower.

     (c) Borrower agrees to use all Project
Revenues for payment of Project Costs and to provide Lender with satisfactory evidence of such payment. To the extent Project Revenues are available, they will be used to pay Project Costs prior to the use of Loan proceeds. Project
Revenues may not be distributed to partners or shareholders or members of Borrower, or used for anything other than Project Costs, prior to completion of the Improvements and occupancy of the Units by Tenants. Monthly Project Revenues in excess of Project Costs up to $250,000 (the
"EXCESS FUNDS") shall be remitted to Lender on a monthly basis and shall be applied by Lender toward the payment of accrued interest due on the Note or any other sum then due and owing to Lender in such order of priority as determined by Lender.
The balance of the Excess Funds (after such application as aforesaid) shall be deposited in an interest bearing account (the "EXCESS FUNDS
ACCOUNT"), as selected by Lender, and such Excess
Funds Account and the Excess Funds shall be collaterally pledged to Lender pursuant to a pledge agreement, in form and substance satisfactory to Lender (the "PLEDGE AND SECURITY
AGREEMENT"). At such time as Excess Funds in the Excess Funds Account reach $250,000, Borrower's obligation to continue making such monthly disbursements shall cease until such time as Lender advises Borrower that the Excess Funds in the Excess Funds Account are less than $250,000.

     (d) Borrower will provide Lender with draw request documents, satisfactory title endorsements and other information required hereunder with respect to funds used to pay Project Costs under subsections (b) and (c) above, on a monthly basis, as if such funds were disbursements of the Loan.

7.4 FINAL CONSTRUCTION ADVANCE. The final construction advance hereunder together with the Retainage shall be disbursed only upon compliance with the following requirements (in addition to the requirements for all other disbursements):

     (a) Receipt by Lender of satisfactory
evidence of the substantial completion of the Improvements in accordance with Plans and Specifications and approval of such completion by Governmental Authorities having jurisdiction and approval of such completion by the Inspecting
Architect, including, but not limited to, delivery to Lender of certificates of occupancy (or other similar evidence of right to occupancy) permitting the Units to be legally occupied;

     (b) Receipt by Lender of a satisfactory "as-built" blueprint or survey reflecting the location of the Improvements on the Land in accordance with the Plans and Specifications;

     (c) Receipt by Lender of either (i) lien waivers or lien subordination's or releases from all contractors, subcontractors, laborers and materialmen employed in furnishing labor or materials in connection with the construction of the Improvements or (ii) an affidavit of Contractor sufficient in the opinion of the Title
Company to issue a mortgagee title policy covering the Premises with no exception with respect to liens arising by reason of unpaid bills or claims for work performed or materials furnished in connection with the Improvements or to remove any such exception from the Mortgagee Title Policy covering the Premises previously issued to Lender;

     (d) A period of thirty (30) days shall have elapsed after the later of (i) the date of completion of construction of the Improvements or
(ii) the date of filing with the County Clerk of the County where the Land is located of an Affidavit of Completion by Borrower in the form attached hereto as Exhibit J and otherwise meeting the requirements of Section 53.106 of the Texas Property
Code, provided that a copy of said affidavit is sent to the parties and within the time periods required by said Section 53.106; and

     (e) Receipt by Lender of such other
certificates, assurances and opinions as Lender shall reasonably require.

7.5 EARNOUT ADVANCE. At such time as the Earnout
Requirements are satisfied, and in addition to the requirements for all other disbursements hereunder, Lender shall make a Loan advance to Borrower in an amount equal to the difference between the then unpaid principal amount of the Note and the Maximum Loan Amount.

7.6 NOTICE FREQUENCY AND PLACE OF DISBURSEMENTS.
The Certificate for Payment shall be submitted to Lender at least ten (10) business days prior to the date of the requested advance. Disbursements shall be no more frequently than monthly and, except for the final advance hereunder, in amounts of not less than Fifty Thousand Dollars ($50,000).
All disbursements shall be made at the principal office of Lender in Chicago, Illinois, or at such other place as Lender may designate. All disbursements shall be made on the 25th day of a calendar month (or, if not a business day, on the first business day following).

7.7 DEPOSIT OF FUNDS ADVANCED. Borrower will immediately deposit all Loan proceeds advanced by Lender in a separate and exclusive account, to be withdrawn and used solely for the purposes permitted under the provisions of this Agreement, and will promptly furnish Lender with evidence thereof.

7.8 ADVANCES TO CONTRACTOR. At its option, Lender may make any or all advances of the Loan directly to Contractor for deposit in an appropriately designated special bank account and the execution of this Agreement by Borrower shall, and hereby does, constitute an irrevocable direction and authorization to so advance the funds. No further direction or authorization from Borrower shall be necessary to warrant such direct advances to Contractor and all such advances shall satisfy pro tanto the obligations of Lender hereunder and shall be secured by the Mortgage and the other
Loan Documents as fully as if made to Borrower, regardless of the disposition thereof by Contractor.

7.9 ADVANCES DO NOT CONSTITUTE A WAIVER. No advance of Loan proceeds hereunder shall constitute a waiver of any of the conditions of Lender's obligation to make further advances nor, in the event Borrower is unable to satisfy any such condition, shall any such advance have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default hereunder.

ARTICLE 8.

8.1 EVENT OF DEFAULT. An "Event of Default" shall be deemed to have occurred hereunder if:

     (a) DEFAULT UNDER LOAN DOCUMENTS. Any default or event of default occurs under any of the Loan
Documents; or

     (b) FAILURE TO OBTAIN AN ADVANCE. Borrower is unable to satisfy any condition of its right to the receipt of any advance hereunder for a period in excess of fifteen (15) days; or

     (c) BREACH OF COVENANT. Borrower breaches or fails timely and properly to observe, keep or perform any covenant, agreement, warranty or condition herein required to be observed, kept or performed, other than those referred to in any other subsection hereof; or

     (d) BREACH OF REPRESENTATION. Any
representation contained herein or in any other
Loan Documents or in the Commitment is false or misleading in any material respect; or

     (e) FILING OF LIENS AGAINST THE PREMISES. Any lien for labor, material, taxes or otherwise shall be filed against the Premises and shall not be removed within twenty (20) days after such fling except for any lien being contested as provided in Paragraph 2.2(f) of the Mortgage and Section 4.1
(r) hereof; or

     (f) LITIGATION AGAINST BORROWER. Any suit shall be fled against Borrower or any Guarantor under the Guaranty, which if adversely determined, could substantially impair the ability of Borrower or the Guarantor to perform each and every one of its obligations under and by virtue of the Loan
Documents; or

     (g) LEVY UPON THE PREMISES. A levy be made under any process on, or a receiver be appointed for, the Premises or any other property of Borrower; or

     (h) ACCELERATION OF OTHER DEBTS. Borrower or any Guarantor does, or omits to do, any act, or any event occurs, as a result of which any material obligation of Borrower or such Guarantor, not arising hereunder, is declared immediately due and payable by the holder thereof; provided, however, with respect to Guarantor such act or event must also materially and adversely affect the ability of Guarantor to perform its obligations under the Guaranty; or

     (i) NONCOMPLIANCE WITH LAWS. The Improvements are not constructed in compliance with all Governmental Requirements and regulations of appropriate supervising boards of fire underwriters and similar agencies; or

     (j) DEVIATION FROM PLANS AND SNECIFCATIONS.
There is any substantial deviation in the work of construction from the Plans and Specifications without the prior written approval of Lender, or there is incorporated in the Improvements any substantially defective workmanship or materials, which said deviation or defect is not commenced to be corrected within ten (10) days after written notice thereof and such correction diligently continued to its conclusion; or

     (k) ENCROACHMENTS. There appears on any
survey required hereunder encroachments which have occurred without the approval of Lender and which are not commenced to be removed or corrected within ten (10) days after receipt of Lender's notification to Borrower of the existence thereof and such removal or correction diligently continued to its conclusion; or

     (l) CESSATION OF WORK. There occurs cessation of the work of construction prior to completion of the Improvements for a continuous period of ten
(10) days or more for causes other than those beyond the control of Borrower or consented to in writing by Lender; or

     (m) INJUNCTION. Any person obtains an order or decree in any court of competent jurisdiction enjoining the construction of the Improvements or enjoining or prohibiting Borrower or Lender from performing this Agreement, and such proceedings are not properly contested or such decree is not vacated within sixty (60) days after the granting thereof; or

     (n) LAPSE OF PERMIT. Borrower neglects,
fails, or refuses to keep in full force and effect any required permit or approval with respect to the construction of the Improvements; or

     (o) FAILURE TO DISPROVE EVENT OF DEFAULT.
Lender shall reasonably suspect the occurrence of one or more of the above said Events of Default and Borrower, upon request of the Lender, shall fail to provide evidence reasonably satisfactory to Lender that such event or Events of Default have not in fact occurred.


ARTICLE 9.

REMEDIES

9.1 REMEDIES. Upon the occurrence of any one or more of the Events of Default set out in Article 8 hereof, Lender shall at its option be entitled to proceed to exercise any of the following remedies:

     (a) Borrower agrees that the occurrence of such Event of Default shall constitute a default under each of the Loan Documents, thereby entitling Lender (i) to exercise any of the various remedies therein provided including the acceleration of the indebtedness evidenced by the Note and the foreclosure of the Mortgage and.(ii) cumulatively to exercise all other rights, options and privileges provided by law.

     (b) Lender shall have the right:

          (i) to take whatever action is necessary or appropriate by the use of legal.
     proceedings or otherwise (A) to cause
     Borrower to vacate the Premises and (B) to take possession of the Premises;

          (ii) to perform or cause to be performed any and all work and labor necessary to complete the Improvements in accordance with Plans and Specifications;

          (iii) to employ security watchmen to
     protect the Premises; and

          (iv) to disburse that portion of the
     Loan proceeds not previously disbursed
     (including any retainage) and the Borrower's
     Deposit to the extent necessary to complete construction of the Improvements in accordance with the Plans and Specifications, and if the completion requires a larger sum than the remaining undisbursed portion of the Loan, to disburse such additional funds, all of which funds so disbursed by Lender shall be deemed to have been disbursed to Borrower and shall be secured by the Mortgage and the other Loan Documents. For this purpose, Borrower hereby constitutes and appoints
     Lender its true and lawful attorney-in-fact with full power of substitution to complete the construction of the Improvements in the name of the Borrower and hereby empowers
     Lender as said attorney to take all actions necessary in connection therewith, including but not limited to the following: to use any funds of Borrower including the Borrower's
     Deposit and any balance which may be held in escrow and any Loan or other funds which may remain unadvanced hereunder for the purpose of completing the Improvements in the manner called for by the Plans and Specifications;
     to make such additions and changes and
     corrections in the Plans and Specifications which shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the Plans and Specifications, to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for said purposes; to pay, settle or compromise all existing or future bills and claims which are or may be liens against said Premises or as may be necessary or desirable for the completion of the Improvements or the clearance of title to the Premises; to execute all applications and certificates in the name of Borrower which may be required by any construction contract and to do any and every act with respect to the construction of the Improvements which Borrower may do in its own behalf. It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked by death or otherwise. Said attorney-in-fact shall also have power to prosecute and defend all actions or proceedings in connection with the construction of the Improvements and to take such action and require such performance as it deems necessary. In accordance therewith
     Borrower hereby assigns and quitclaims to Lender all sums to be advanced hereunder including retainage and the Borrower's
     Deposit and any sums in escrow conditioned upon the use of said sums, if any, for the completion of the Improvements. Lender shall have no obligation to undertake any of the foregoing actions and if Lender shall do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

     (c) Lender may declare all indebtedness
secured by the Mortgage immediately due and payable and credit the same in such manner as it elects upon such indebtedness, and thereupon
Lender shall be released from all obligations to Borrower under this Agreement. Such application shall not operate to waive or cure any Event of Default existing under the Mortgage or Note or any other Loan Documents, nor to invalidate any notice of an Event of Default or any act done pursuant to such notice and shall not prejudice any rights of the Mortgagee under the Mortgage or any other Loan
Documents.

     (d) Lender shall have the right at any time and from time to time, without notice to Borrower
(any such notice being expressly waived), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and any other indebtedness at any time owing by Lender to or for the credit or the account of Borrower, against any and all of the indebtedness of Borrower evidenced by the Note or this Agreement and/or secured by the Mortgage, irrespective of whether or not Lender shall have made any demand under this Agreement or the Note and although such indebtedness may be unmatured.
Lender agrees to notify Borrower promptly after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this subsection are in addition to any other rights and remedies
(including, without limitation, other rights of set-off) which Lender may have under the Note or the other Loan Documents or otherwise.


ARTICLE 10.

                                   GENERAL
CONDITIONS

10.1 RIGHTS OF THIRD PARTIES. All conditions of the obligations of Lender hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Lender and its successors and assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will make advances or refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it desirable to do so. In particular, Lender makes no representations and assumes no duties or obligations as to third parties concerning the quality of the construction by Borrower of the Improvements or the absence therefrom of defects. Failure to inspect the construction of the Improvements or any part thereof or inspection whether or not followed by notice of an Event of Default shall not constitute a waiver of any of Lender's rights hereunder nor shall it constitute a representation that there has been compliance with the Plans and Specifications or that the construction of the Improvements is free from defective materials or workmanship. In this connection borrower agrees to and shall indemnify Lender from any liability, claims or losses resulting from the disbursement of the Loan proceeds or from the condition of the Premises whether related to the quality of construction or otherwise and whether arising during or after the term of the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.



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

10.2 WAIVERS. No waiver of or consent to any departure from any provision hereof shall be effective unless in writing and signed by Lender and shall be effective only in the specific instance for the purpose for which given and to the extent specified in such writing. No advance of Loan proceeds hereunder shall constitute a waiver of any of the conditions to Lender's obligation to make further advances nor, in the event Borrower fails to satisfy any such condition, shall any advance have the effect of precluding Lender from thereafter declaring such failure to be an Event of Default. No waiver of any Event of Default hereunder shall affect or constitute a waiver of any later Event of Default. No delay or omission of Lender to exercise any right or remedy upon the happening of any Event of Default shall impair any such right or remedy or be deemed to be a waiver of such Event of Default.

10.3 EVIDENCE OF SATISFACTION OF CONDITIONS. Any condition of this Agreement which requires the submission of evidence of the existence or nonexistence of a specified fact or facts implies as a condition the existence or nonexistence, as the case may be, of such fact or facts, and Lender shall, at all times, be free independently to establish to its satisfaction and in its absolute discretion such existence or nonexistence.

10.4 ASSIGNMENT BY BORROWER. Anything to the contrary herein notwithstanding, Borrower shall have no right to assign its rights hereunder or the proceeds of the Loan without the written consent of Lender and any such assignment or purported assignment shall, at Lender's option, relieve Lender from all further obligations hereunder and shall constitute an Event of Default under this Agreement.

10.5 SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES.
Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such party shall be included and all covenants and agreements contained in this Agreement by or on behalf of the Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not.

10.6 EXERCISE OF RIGHTS AND REMEDIES. All rights and remedies of Lender hereunder or under the Note or under the Mortgage or under any other Loan
Document shall be separate, distinct and cumulative and no single, partial or full exercise of any right or remedy shall exhaust the same or preclude Lender from thereafter exercising in full or in part the same right or remedy or from concurrently or thereafter exercising any other right or remedy which Lender may have hereunder, under the Note or Mortgage or any other Loan
Document, or at law or in equity, and each and every such right and remedy may be exercised at any time or from time to time.

10.7 HEADINGS. The headings of the sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

10.8 APPLICABLE LAW. THIS AGREEMENT HAS BEEN
EXECUTED IN DALLAS, TEXAS, AND SHALL BE GOVERNED
BY AND CONSTRUED ACCORDING TO THE LAWS OF THE
STATE OF TEXAS (EXCLUSIVE OF ITS CHOICE OF LAW
RULES) AND THE LAWS OF THE UNITED STATES
APPLICABLE TO TRANSACTIONS IN TEXAS. BORROWER
HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE
JURISDICTION OF ANY TEXAS OR FEDERAL COURT SITTING
IN DALLAS, TEXAS OVER
ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR
RELATING TO ANY OF THE LOAN DOCUMENTS, AND
BORROWER HEREBY AGREES AND CONSENTS THAT, IN
ADDITION TO ANY METHODS OF SERVICE OF PROCESS
PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF
PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN
ANY TEXAS OR FEDERAL COURT SITTING IN DALLAS,
TEXAS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL,
RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT
THE ADDRESS BELOW, AND SERVICE SO MADE SHALL BE
COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE
BEEN SO MAILED.

10.9 SUPPLEMENTS MORTGAGE. The provisions of this
Agreement are not intended to supersede the provisions of the Mortgage but shall be construed as supplemental thereto. In the event of any inconsistency between the provisions hereof and the Mortgage, it is intended that, during the applicability of this Agreement, this Agreement shall be controlling.

10.10 USURY. It is the intent of Lender and Borrower in the execution of the Note, this Agreement and all other instruments now or hereafter securing the Note or executed in connection therewith or under any other written or oral agreement by Borrower in favor. of Lender to contract in strict compliance with applicable usury law. In furtherance thereof, Lender and Borrower stipulate and agree that none of the terms and provisions contained in the Note, this Agreement or any other instrument securing the Note or executed in connection herewith, or in any other written or oral agreement by Borrower in favor of Lender, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, or interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. Neither Borrower nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Note or the other indebtedness secured by the Loan
Documents shall ever be required to pay interest on the Note or on indebtedness arising under any instrument securing the Note or executed in connection therewith, or in any other written or oral agreement by Borrower in favor of Lender, at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this Section shall control over all other provisions of the Note, this Agreement and any other instruments now or hereafter securing the Note or executed in connection herewith or any other oral or written agreements which may be in apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Note is accelerated.
If the maturity of the Note shall be accelerated for any reason or if the principal of the Note is paid prior to the end of the term of the Note, and as a result thereof the interest received for the actual period of existence of the Loan exceeds the applicable maximum lawful rate, Lender shall, at its option, either refund to

Borrower the amount of such excess or credit the amount of such excess against the principal balance of the Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Lender shall collect monies and/or any other thing of value which are deemed to constitute interest which would increase the effective interest rate on the Note or the other indebtedness secured by the Loan Documents to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of Lender, be either immediately returned to Borrower or credited against the principal balance of the Note then outstanding or the other indebtedness secured by the Loan Documents, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Agreement, Borrower acknowledges that it believes the Loan to be non-usurious and agrees that if, at any time, Borrower should have reason to believe, that the Loan is in fact usurious, it will give Lender notice of such condition and Borrower agrees that Lender shall have ninety (90) days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Section shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

10.11 INVALID PROVISIONS TO AFFECT NO OTHERS. If fulfillment of any provision hereof or any transaction related hereto at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if. any clause or provisions herein contained operates or would prospectively operate to invalidate this agreement in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

10.12 NUMBER AND GENDER. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other.

10.13 AMENDMENTS. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

10.14 NOTICE. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c)
United States Mail, postage prepaid, registered or certified mail, or (d) prepaid telegram, telex or telecopy, addressed as follows:


To Lender:     100 South Wacker Drive
          Suite 400
          Chicago, Illinois 60606
          Attn: Phillip J. Keel

          With a copy to:     Andrew D. Rooker,
     Esq.
                    Locke Purnell Rain Harrell
                    2200 Ross Avenue, Suite 2200
                    Dallas, Texas 75201-6776
                    Fax: (214) 740-8800

To Borrower:   ESC II, L.P.
          3131 Elliott Avenue
          Suite 500
          Seattle, Washington 98121
          Attn: President of ESC G.P. II, Inc.

          With a copy to:    Thomas A. Barkewitz
                    Perkins Coie
                    1201 Third Avenue
                    40th Floor
                    Seattle, Washington 98101-3099

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt.

10.15 LEGAL PROCEEDINGS. Lender shall have the right to commence, appear in, or to defend any action or proceeding purporting to affect the rights or duties of the parties hereunder or the payment of any funds, and in connection therewith pay necessary expenses, employ counsel and pay its reasonable fees. Any such expenditures shall be considered additional advances hereunder and shall bear interest at the rate payable under the Note for installments of principal and/or interest after maturity shall be secured by the Loan
Documents and shall be paid by Borrower to Lender upon demand.

10.16 ASSIANMENT BY LENDER. Lender shall have the right to assign any portion of this Agreement and/or the Loan to a responsible institutional lender and to disseminate to such lender any information it has pertaining to the Loan, including without limitation, complete and current credit information on Borrower, any of its principals and any Guarantor. In the event of such an assignment, Borrower will agree to such modifications to this Agreement as will facilitate such assignment, provided that such modifications will not materially add to the obligations of Borrower. It is understood that any assignment by Lender will not result in additional cash expense to Borrower. Neither the shareholders, nor the trustees of a real estate investment trust assignee shall be personally liable for the obligations of such trust and Borrower will agree to look solely to the trust property for the payment of any claim hereunder.

10.17 LENDER NOT A JOINT VENTURER. Notwithstanding anything to the contrary herein contained, Lender, by entering into this Agreement or by any action taken pursuant hereto, will not be deemed a partner or joint venturer with Borrower, and Borrower will indemnify and hold Lender harmless from any and all damages resulting from such a construction of the parties and their relationship.

10.18 SURVIVAL OF COVENANTS. All covenants of either party contained herein shall continue and survive until the Loan has been fully paid and discharged.

10.19 TME IS OF THE ESSENCE. Time is of the essence of this Agreement.

10.20 WAIVER OF JUDICIAL PROCEDURAL MATTERS.
Borrower hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Lender in connection with any of the Loan Documents, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and
(iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit
Borrower from instituting or maintaining a separate action against Lender with respect to any asserted claim.

10.21 LOAN PARTICIPATION. Borrower acknowledges and agrees that Lender may, from time to time, sell or offer to sell interests in the Loan and Loan Documents to one or more participants.
Borrower authorizes Lender to disseminate to such participant or prospective participant, any information it has pertaining to the Loan, including without limitation, complete and current credit information on the Borrower; any of its principals and any Guarantor.

10.22 COMPLIANCE WITH LAWS AND RESTRICTIONS.
Borrower hereby covenants and agrees that it has examined, is familiar with, and shall comply with all applicable conditions, covenants, restrictions, easements; reservations, rights, or rights-of-way, laws, ordinances, and all applicable administrative rules and regulations of any governmental agency involved affecting the Premises, compliance with which is necessary for completion of the Improvements in substantial conformance with the Plans and Specifications or for issuance of a Certificate of Occupancy for the Improvements. Except as permitted herein, Borrower shall not create or cause or suffer to become effective any lien (except for taxes and assessments not delinquent), restriction, encumbrance, or title limitation affecting the Premises or the Improvements without the prior written approval of Lender.

10.23 RIGHT OF FIRST REFUSAL. Borrower hereby grants to Lender the right of first refusal and last refusal to provide permanent loan financing or to negotiate an equity sale of the Premises.

10.24 WAIVER OF CONSUMER RIGHTS. Borrower hereby voluntarily consents to waive its rights under the Deceptive Trade Practices-Consumer Protection Act
("DTPA"), Section 17.41 et seq., Business &
Commerce Code, a law that gives consumers special rights and protections, and after consultation with an attorney of its own selection, expressly recognizes that (i) Borrower is not in a significantly disparate bargaining position relative to other parties to this Agreement, and
(ii) Borrower is represented by legal counsel in this transaction.


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

10.25 COUNTERPART ORIGINALS. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.


     IN WITNESS WHEREOF, Borrower and Lender have hereunto caused these presents to be executed on the date first above written.



BORROWER:


ESC II, L.P., a Washington limited partnership


By: ESC G.P. II, INC., a Washington

corporation, general partner

                               By:  /s/ Raymond R.
                    Brandstrom
                                      ------------
                    ------------------------------
                    ----
                                 Name:  Raymond R.
                    Brandstrom
                                      ------------
                    ------------------------------
                    ----
                                 Title:
                    President


                               LENDER:

                               GMAC COMMERCIAL
                    MORTGAGE
                               CORPORATION, a
                    California corporation

                               By:  /s/ Phillip J.
                    Keel
                                       -----------
                    ------------------------------
                    -----
                                Name:  Phillip J.
                    Keel
                                       -----------
                    ------------------------------
                    -----
                                 Title:   Vice
                    President



















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